SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 11, 2001

                                 COMDISCO, INC.
                             (Debtor-In-Possession)
                           DELAWARE 1-7725 36-2687938
                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
                                 (847) 698-3000

Item 5.  Other Events.

On October 30, 2001, Comdisco, Inc. (the "Company") entered into an agreement providing for the sale of substantially all of its Availability Solutions (Technology Services) business to Hewlett-Packard Company ("HP") for $750 million. The agreement is subject to, among other things, approval by the U.S. Bankruptcy Court for the Northern District of Illinois, which the Company intends to seek at a hearing scheduled for November 7, 2001, and other customary conditions. Given these conditions, there can be no assurance that the transaction will be consummated. On October 30, 2001, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

As previously announced on July 16, 2001, the Company entered into an agreement with HP to sell its Availability Solutions business for $610 million, which was subject to higher or otherwise better offers pursuant to a court-authorized auction process. Following the auction held on October 11, the Company, with the support of the Creditors' and Equity Committees, approved a bid by SunGard Data Systems, Inc. ("SunGard") for $825 million as the highest or otherwise best offer. On October 12, 2001, the Company issued a press release relating to the auction held on October 11, 2001. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference. A lawsuit seeking to enjoin the transaction with SunGard on antitrust grounds was filed by the Department of Justice ("DOJ") in the U.S. District Court for the District of Columbia on October 22, 2001. The Creditors' Committee withdrew its support of the SunGard bid in favor of an unsolicited $750 million offer by HP received on October 22, 2001 after the commencement of the DOJ lawsuit.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.     Description

         99.1            Press Release of Comdisco, Inc., dated October 30, 2001
         99.2            Press Release of Comdisco, Inc., dated October 12, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMDISCO, INC.

                                    By:     /s/ Ronald C. Mishler
                                            ------------------------------------
                                            Name:    Ronald C. Mishler
                                            Title:   Chief Financial Officer

Dated:   November 2, 2001

                                  EXHIBIT INDEX


         Exhibit No.     Description

         99.1            Press Release of Comdisco, Inc., dated October 30, 2001
         99.2            Press Release of Comdisco, Inc., dated October 12, 2001

EXHIBIT 99.1

           Comdisco Agrees to Sale of Availability Solutions Business
                             to HP for $750 Million

          Court Hearing to Approve Sale Scheduled for November 7, 2001

              Bid Fully Supported by Official Creditors' Committee

             Deadline for Leasing Bids Extended to November 8, 2001

Rosemont, IL, October 30, 2001 - Comdisco, Inc. (NYSE: CDO) announced today that it has signed an agreement to sell its Availability Solutions (Technology Services) business to Hewlett-Packard Company (NYSE: HWP) for $750 million. The agreement, which is supported by Comdisco and the Official Committee of Unsecured Creditors, is subject to approval by the U.S. Bankruptcy Court for the Northern District of Illinois, which the company intends to seek at a hearing scheduled for November 7, 2001.

As previously announced on July 16, 2001, Comdisco entered into an agreement with HP to sell the Availability Solutions business for $610 million. That agreement was subject to higher or otherwise better offers in a Court-authorized auction process. Following the auction held on October 11, Comdisco, with the support of the Creditors' and Equity Committees, approved a bid by SunGard Data Systems, Inc. for $825 million as the highest or otherwise best offer. A lawsuit seeking to enjoin the transaction with SunGard on antitrust grounds was filed by the Department of Justice in the U.S. District Court for the District of Columbia on October 22, 2001. The Creditors' Committee withdrew its support of the SunGard bid in favor of an unsolicited $750 million offer by HP received on October 22, 2001 after the commencement of the DOJ lawsuit. In light of these events, the Court adjourned the October 23, 2001 sale hearing to November 7 and approved notice procedures designating a sale to HP as an alternative sale transaction.

Comdisco also announced today that, in light of the adjourned hearing and to accommodate potential bidders, it has extended the deadline for bids for its Leasing businesses to Thursday, November 8, 2001 at 12:00 noon (CST). The auction for the Leasing businesses is scheduled for November 15 and 16, and the Bankruptcy Court hearing for a potential sale or sales has been set for November 28, 2001 at 2:00 p.m. (CST). As previously announced on August 31, 2001, Comdisco received Court approval for the potential sale of its Leasing businesses, excluding its European IT leasing operations.

About Comdisco

Comdisco (www.comdisco.com) provides technology services worldwide to help its customers maximize technology functionality, predictability and availability, while freeing them from the complexity of managing their technology. The
Rosemont, (IL) company offers a complete suite of information technology services including business continuity, managed web hosting, storage and IT Control and Predictability Solutions SM. Comdisco offers leasing to key vertical industries, including semiconductor manufacturing and electronic assembly, healthcare, telecommunications, pharmaceutical, biotechnology and manufacturing. Through its Ventures division, Comdisco provides equipment leasing and other financing and services to venture capital-backed companies.

Safe Harbor

The foregoing contains forward-looking statements regarding Comdisco. They reflect the company's current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied by such forward-looking statements. The company intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases "expect," "estimate, " and "anticipate " and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
Adjustments arising in the course of completing the analysis of information with respect to the review of the company's businesses and evaluation of impairment charges; continuing volatility in the equity markets, which can affect the availability of credit and other funding sources to the high technology sector companies in the Ventures portfolio, resulting in the inability of those companies to satisfy their obligations in a timely manner and an increase in bad debt
                                      -5-
experience beyond current reserves; continued consolidation in the telecommunications industry and curtailment of the growth plans of the remaining companies in that sector, which could result in fewer buyers and reduced prices for available Prism assets, and a further reduction in the proceeds actually received from the sale of those assets compared to prior estimates and an increase in the losses associated with the discontinued operation. Other risk factors are listed from time to time in the company's SEC reports, including, but not limited to, the report on Form 10-Q for the quarter ended June 30, 2001. Comdisco disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:
Mary Moster
(847) 518-5147

Fred Spar or Jeremy Fielding
Kekst and Company
(212) 521-4800

EXHIBIT 99.2

           Comdisco Agrees To Sell Availability Solutions Business To
                   SunGard Data Systems Inc. For $825 Million

    Comdisco Approves SunGard Offer as the Highest or Otherwise Best Received
                           in Court Authorized Auction

         Bid Fully Supported by Both the Official Creditors' and Equity
                                   Committees

Rosemont, IL, October 12, 2001 - - Comdisco, Inc. (NYSE: CDO) today announced that it has agreed to sell its Availability Solutions (Technology Services) business to Wayne, PA-based SunGard Data Systems Inc. (NYSE: SDS) for $825 million. The agreement was the result of a court-authorized auction and is subject to approval by the U.S. Bankruptcy Court for the Northern District of Illinois at a hearing set for October 23, 2001.

Comdisco further announced that the bid by SunGard is fully supported by the Official Committee of Unsecured Creditors and the Official Equity Committee, both of which participated in the auction process.

The sale, which the parties intend to close as soon as possible after court approval, includes the purchase of assets of Comdisco's U.S. operations and the stock of its subsidiaries in the United Kingdom, France and Canada related to Availability Solutions. The sale excludes the purchase of the stock of subsidiaries in Germany and Spain, as well as other identified assets, including Network Services and IT CAP Solutions.

Norm Blake, chairman and chief executive officer of Comdisco, said "Upon completion of the auction process, Comdisco concluded that the SunGard offer was the highest or otherwise best submitted during the bidding and auction process. We are very pleased to have the full support of both the Official Creditors' and Equity Committees in this decision. The considerable interest in Comdisco's Availability Solutions business evident in the sales process testifies to the extraordinary professionalism of our Availability Solutions employees and their dedication to customer service under the most challenging conditions. We look forward to a swift completion of the transaction and to assisting SunGard in ensuring a transition to new ownership that will be seamless to our customers."

James Mann, chairman and chief executive officer of SunGard, said, "The exceptional skills of Comdisco's Availability Solutions staff have been more apparent than ever in the wake of the World Trade Center disaster. SunGard looks forward to working with this talented team to continue to set the standard in business continuity and expand opportunities in a growing and rapidly evolving market sector. The combination of our two businesses will ensure that there will be a strong independent vendor in this important industry. It will enable us to offer customers critical service advantages, including platform independence without hardware bias, and increased facilities, hardware, network capacity and technical personnel with greater redundancy and broader geographic coverage. We will announce further details about the transaction soon."

As previously announced on July 16, 2001, Comdisco entered into an agreement with Hewlett-Packard Company to sell its Availability Solutions business for $610 million, which was subject to higher or otherwise better offers and Bankruptcy Court approval. By its terms, the Hewlett-Packard offer remains open through December 19, 2001.

About Comdisco

Comdisco (www.comdisco.com) provides technology services worldwide to help its customers maximize technology functionality, predictability and availability, while freeing them from the complexity of managing their technology. The
Rosemont, (IL) company offers a complete suite of information technology services including business continuity, managed web hosting, storage and IT Control and Predictability Solutions SM. Comdisco offers leasing to key vertical industries, including semiconductor manufacturing and electronic assembly, healthcare, telecommunications, pharmaceutical, biotechnology and manufacturing. Through its Ventures division, Comdisco provides equipment leasing and other financing and services to venture capital backed companies.

Safe Harbor

The foregoing contains forward-looking statements regarding Comdisco. They reflect the company's current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied by such forward-looking statements. The company intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and
Exchange Act of 1934. The words and phrases "expect," "estimate," and "anticipate" and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
Adjustments arising in the course of completing the analysis of information with respect to the review of the company's businesses and evaluation of impairment charges; continuing volatility in the equity markets, which can affect the availability of credit and other funding sources to the high technology sector companies in the Ventures portfolio, resulting in the inability of those companies to satisfy their obligations in a timely manner and an increase in bad debt experience beyond current reserves; continued consolidation in the telecommunications industry and curtailment of the growth plans of the remaining companies in that sector, which could result in fewer buyers and reduced prices for available Prism assets, and a further reduction in the proceeds actually received from the sale of those assets compared to prior estimates and an increase in the losses associated with the discontinued operation. Other risk factors are listed from time to time in the company's SEC reports, including, but not limited to, the report on Form 10-Q for the quarter ended June 30, 2001. Comdisco disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Mary Moster
(847) 518-5147

Fred Spar or Jeremy Fielding
Kekst and Company
(212) 521-4800